UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

October 10, 2006

SkyTerra Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-13865	23-2368845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19 West 44th Street, Suite 507, New York, New York 10036

(Address of principal executive offices, including zip code)

(212) 730-7540

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

On September 25, 2006, SkyTerra Communications, Inc. (“SkyTerra”) completed the closing of the previously announced transactions to consolidate ownership and control of Mobile Satellite Ventures LP (“MSV”) (the “MSV Exchange Transactions”). At the closing, SkyTerra issued 39,596,432 shares of its common stock to Motient, other limited partners of MSV and the minority stakeholders in SkyTerra’s MSV Investors, LLC subsidiary (“MSV Investors”). As a result of the transactions completed on September 25, 2006, SkyTerra now owns approximately 52% of the outstanding limited partnership interests of MSV and approximately 78% of the outstanding common stock of MSV GP, each on a fully-diluted basis. SkyTerra now also own 100% of the outstanding equity interests of MSV Investors. In connection with these transactions, SkyTerra may acquire additional limited partnership interests in MSV from Motient, which, if acquired, would result in SkyTerra owning approximately 70% of the limited partnership interests of MSV.

Notwithstanding the legal form of the MSV Exchange Transactions, the MSV Exchange Transactions have been accounted for as a reverse acquisition under the purchase method of accounting with MSV considered the accounting acquirer for financial reporting purposes. As such, SkyTerra’s historical financial statements prior to September 25, 2006 are the historical financial statements of MSV. The consolidated financial statements of MSV have been retroactively restated to reflect the recapitalization of MSV with the 39,596,432 shares of SkyTerra common stock issued to MSV equity holders in the MSV Exchange Transactions.

As a result of this revised presentation, SkyTerra is required to update its previously issued annual financial statements and certain other financial information originally reported within its Annual Report on Form 10-K for the year ended December 31, 2005 (“Annual Report”) and its Quarterly Report on Form 10-Q for the period ended June 30, 2006. Therefore, this Current Report on Form 8-K updates Items 6, 7, 7A and 15(a) of the Annual Report and Items 1, 2 and 3 of the Quarterly Report to reflect the revised presentation. Items 6, 7, 7A and 15(a) of our Annual Report are set forth on Exhibits 99.1, 99.2, 99.3 and 99.4 hereto, respectively, and are incorporated by reference herein. Items 1, 2 and 3 of our Quarterly Report are set forth on Exhibits 99.5, 99.6 and 99.7 hereto, respectively, and are incorporated by reference herein. We have not modified or updated any other disclosures presented in the Annual Report or the Quarterly Report.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

Number		Description

23.1	–	Consent of Independent Auditors

99.1	–	Selected Financial Data

99.2	–	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	–	Quantitative and Qualitative Disclosures About Market Risk

99.4	–	Financial Statements as of December 31, 2004 and 2005 and for the Years Ended December 31, 2003, 2004 and 2005

99.5	–	Unaudited Financial Statements as of June 30, 2006 and for the Three and Six Months Ended June 30, 2006 and 2005

99.6	–	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.7	–	Quantitative and Qualitative Disclosures About Market Risk

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: October 10, 2006	By:	/s/ CRAIG J. KAUFMANN
Name: Craig J. Kaufmann
Title: Controller and Treasurer